UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2023
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400
Houston, TX 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 25, 2023, Flotek Industries, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”) to effect a 1-for-6 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), effective as of 4:01 p.m., Eastern Time, on September 25, 2023 (the “Effective Time”).

The shares of Common Stock are expected to begin trading on the split-adjusted basis under the Company’s existing trading symbol, “FTK,” when the market opens on September 26, 2023. The new CUSIP number following the Reverse Stock Split will be 343389409. At the Effective Time, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 6, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

The Reverse Stock Split has no effect on the par value or on the number of authorized shares of Common Stock or preferred stock. Immediately after the Reverse Stock Split, each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split. The Company anticipates that the effect of the Reverse Stock Split will be sufficient to regain compliance with the New York Stock Exchange’s continued listing standards, however, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable the Company to maintain the listing of its Common Stock on the New York Stock Exchange.

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates may (but are not required to) send the certificates to the Company's transfer agent and registrar, Equiniti. Equiniti will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 5.03.

Cautionary Note Related to Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, many of which, by their nature, are inherently uncertain and outside the Company’s control. The forward-looking statements contained in this Current Report on Form 8-K are based on information available as of the date of this Current Report on Form 8-K. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the timing and effect of the Reverse Stock Split. The forward-looking statements in this Current Report on Form 8-K are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the Reverse Stock Split, the Company’s ability to regain compliance with the continued listing standards of the NYSE, market conditions and the impact of the Reverse Stock Split on the trading price of the Company’s Common Stock. These forward-looking statements generally are identified by words including but not limited to, “anticipate,” “believe,” “estimate,” “commit,” “budget,” “aim,” “potential,” “schedule,” “continue,” “intend,” “expect,” “plan,” “forecast,” “target,” “think,” “likely,” “project” and similar expressions, or future-tense or conditional constructions such as “will,” “may,” “should,” “could” and “would,” or the negative thereof or other variations thereon or comparable terminology. The Company cautions that these statements are merely predictions and are not to be considered guarantees of future performance. Forward-looking statements are based upon current expectations and assumptions that are subject to risks and uncertainties that can cause actual results to differ materially from those projected, anticipated or implied. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A - “Risk Factors” of our 2022 Annual Report on Form 10-K filed with the SEC on March 23, 2023 and periodically in subsequent reports filed with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company has no obligation, and it disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Flotek Industries, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: September 25, 2023	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer